UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 27, 2004

HEALTHBRIDGE, INC.
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 27, 2004, Healthbridge, Inc. ("Company") dismissed Jones Simkins, P.C. ("Jones") the principal accountant previously engaged to audit the Company's financial statements and retained Chisholm, Bierwolf & Nilson, LLC ("Bierwolf") as the principal accountants to replace Jones. The Company's board of directors approved the change of accountants from Jones to Bierwolf.

The audit report of Jones on the Company's financial statements for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty.

During the audit of the fiscal year ending December 31, 2003 including the subsequent interim periods since engagement through December 27, 2004, the date of dismissal, the Company had no disagreements with Jones in respect to accounting or auditing issues. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Jones to make reference in connection with their opinion to the subject matter of the disagreement. Further, during this time period there were no reportable events as such are defined in Item 304(a)(1)(iv) of Regulation S-B.

Prior to the appointment of Bierwolf, neither the Company nor anyone on its behalf consulted with Bierwolf regarding the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements.

The Company provided Jones with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Jones furnish the Company with a letter to the Commission stating whether Jones agrees with the above statements. A copy of that letter dated December 29, 2004 is filed as an Exhibit to this Form 8-K.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on May 12, 2003, on May 2, 2003, Clancy and Co. P.L.L.C. ("Clancy") resigned as the principal accountant previously engaged to audit the Company's financial statements. The Company retained Jones on May 8, 2003 as the principal accountants to replace Clancy. The Company's board of directors approved the change of accountants from Clancy to Jones.

The audit report of Clancy on the Company's financial statement for the fiscal year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty.

During the audit of the fiscal year ending December 31, 2002 including the subsequent interim periods since engagement through May 2, 2003, the date of resignation, the Company had no disagreements with Clancy in respect to accounting or auditing issues. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Clancy to make reference in connection with their opinion to the subject matter of the disagreement. Further, during this time period there were no reportable events as such are defined in Item 304(a)(1)(iv) of Regulation S-B.

Prior to the appointment of Jones, neither the Company nor anyone on its behalf consulted with Jones regarding the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT NO.	PAGE NO.	DESCRIPTION
16	4	Letter from Jones stating that it has reviewed this Form 8-K and has no objection to the statements made herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHBRIDGE, INC.

Signature	**Date**
By: /s/ Nora Coccaro Name: Nora Coccaro Title: Chief Executive Officer	December 30, 2004

EXHIBIT 16

Jones Simkins, P.C.
1011 West 400 North, Suite 100
Logan
Utah 84321

December 29, 2004

Securities & Exchange Commission
Washington D.C. 20549

Ladies and Gentlemen:

We were previously the independent auditors of Healthbridge, Inc. and on March 24, 2004 we reported on the consolidated balance sheet of Healthbridge, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the year then ended. On December 27, 2004 we were dismissed as the independent auditors of Healthbridge, Inc. We have read Healthbridge, Inc.'s statements included under Item 4.01 of its Form 8-K dated December 27, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with Healthbridge, Inc.'s statements related to the engagement of Chisholm, Bierwolf & Nilson as principal accountants.

Very truly yours,

JONES SIMKINS, P.C.